                                                                    EXHIBIT 10.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                      ----------------------------------

                           PEAK LIQUIDATING, L.L.C.

                      ----------------------------------


                              OPERATING AGREEMENT



                         DATED AS OF NOVEMBER 30, 1997



THE INTERESTS REPRESENTED BY THIS OPERATING AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----
ARTICLE I    ORGANIZATIONAL MATTERS.......................................   1
     SECTION 1.1.      Organization.......................................   1
     SECTION 1.2.      Name...............................................   1
     SECTION 1.3.      Purpose............................................   1
     SECTION 1.4.      Names and Addresses of Members and Interest
                       Holders............................................   1
     SECTION 1.5.      Term...............................................   1
     SECTION 1.6.      Principal Place of Business; Registered Agent......   1

ARTICLE II   DEFINITIONS..................................................   2

ARTICLE III  CAPITAL AND CONTRIBUTIONS....................................   6
     SECTION 3.1.      Initial Capital Contributions......................   6
     SECTION 3.2.      Additional Capital Contributions...................   6
     SECTION 3.3.      Capital Accounts; Return of Capital................   7
     SECTION 3.4.      Loans from Interest Holders........................   7

ARTICLE IV   DISTRIBUTIONS................................................   7
     SECTION 4.1.      Distributions Generally............................   7
     SECTION 4.2.      Distributions from Operations or Upon Liquidation..   7
     SECTION 4.3.      Distributions with Respect to Tax..................   8
     SECTION 4.4.      In-Kind Distributions..............................   9
     SECTION 4.5.      Appraisal Process..................................  10

ARTICLE V    ALLOCATIONS OF NET INCOME AND NET LOSSES.....................  11
     SECTION 5.1.      Allocations........................................  11
     SECTION 5.2.      Special Allocations................................  12
     SECTION 5.3.      Curative Allocations...............................  13

ARTICLE VI   MANAGEMENT POWER, RIGHTS AND DUTIES..........................  14
     SECTION 6.1.      Management.........................................  14
            (a)  In General...............................................  14
            (b)  Authority of Members.....................................  14
            (c)  Officers.................................................  14
     SECTION 6.2.      Meetings of and Voting by Members..................  14
            (a)  Meetings of Members......................................  14
            (b)  Voting In General........................................  15
            (c)  Morris' Veto Rights......................................  15
            (d)  Voting Rights for Special Matters........................  15
            (e)  Further Actions..........................................  17

                                                                          Page
                                                                          ----
     SECTION 6.3.      Personal Services; Compensation..................... 17
     SECTION 6.4.      Other Business Interests............................ 17
     SECTION 6.5.      Liability and Indemnification....................... 17

ARTICLE VII  TRANSFER OF INTERESTS; ADMISSION OF MEMBERS................... 18
     SECTION 7.1.      Transfer Restrictions............................... 18
     SECTION 7.2.      Acceptance of Transfer.............................. 18
     SECTION 7.3.      Involuntary Withdrawal.............................. 19

ARTICLE VIII DISSOLUTION OF THE COMPANY.................................... 19
     SECTION 8.1.      Events of Dissolution............................... 19
     SECTION 8.2.      Allocation and Distribution of Net Assets........... 19
     SECTION 8.3.      Procedure for Winding Up and Dissolution............ 20
     SECTION 8.4.      Filing of Certificate of Cancellation............... 20

ARTICLE IX   BOOKS AND RECORDS............................................. 20
     SECTION 9.1.      Bank Accounts....................................... 20
     SECTION 9.2.      Books and Records................................... 20
     SECTION 9.3.      Annual Accounting Period............................ 21
     SECTION 9.4.      Reports............................................. 21
     SECTION 9.5.      Tax Matters Person.................................. 21
     SECTION 9.6.      Tax Elections....................................... 21

ARTICLE X    AMENDMENT OF AGREEMENT........................................ 22
     SECTION 10.1.     Amendment........................................... 22
     SECTION 10.2.     Certificate of Formation............................ 22

ARTICLE XI   MISCELLANEOUS................................................. 22
     SECTION 11.1.     Assurances.......................................... 22
     SECTION 11.2.     Notifications....................................... 22
     SECTION 11.3.     Specific Performance................................ 23
     SECTION 11.4.     Applicable Law...................................... 23
     SECTION 11.5.     Successors and Assigns.............................. 23
     SECTION 11.6.     Gender.............................................. 23
     SECTION 11.7.     Headings............................................ 23
     SECTION 11.8.     Severability........................................ 23
     SECTION 11.9.     Counterparts........................................ 23
     SECTION 11.10.    Entire Agreement.................................... 23

                              OPERATING AGREEMENT

                           GLOSSARY OF DEFINED TERMS

TERM                                                        SECTION REFERENCE
----                                                        -----------------
"Act".......................................................      Section 1.1
"Additional Capital Account Deficit"........................       Article II
"Additional Capital Contributions"..........................       Article II
"Adjusted Capital Account Deficit"..........................       Article II
"Affiliate".................................................       Article II
"Agreement".................................................       Article II
"Approved Transferee".......................................      Section 7.1
"Book Value"................................................       Article II
"Capital Account"...........................................      Section 3.3
"Class A Interest"..........................................       Article II
"Class B Interest"..........................................       Article II
"Class C Interest"..........................................       Article II
"Class D Interest"..........................................       Article II
"Class E Interest"..........................................       Article II
"Class F Interest"..........................................       Article II
"Code"......................................................       Article II
"Company"...................................................      Section 1.1
"Everest"...................................................       Article II
"First Appraisal"...........................................      Section 4.5
"Indemnified Parties".......................................      Section 7.6
"Independent Third Party"...................................       Article II
"In-Kind Distribution"......................................      Section 4.4
"Initial Capital Contributions".............................       Article II
"Interest"..................................................       Article II
"Interest Holder"...........................................       Article II

TERM                                                        SECTION REFERENCE
----                                                        -----------------
"Involuntary Withdrawal"....................................       Article II
"Majority-in-Interest"......................................       Article II
"Member"....................................................       Article II
"Minimum Gain"..............................................       Article II
"Minority"..................................................      Section 4.5
"misallocated item".........................................      Section 5.4
"Net Income"................................................       Article II
"Net Losses"................................................       Article II
"Old Peak"..................................................      Section 3.1
"Operating Company".........................................       Article II
"Percentage"................................................       Article II
"Permitted Transferee"......................................       Article II
"pro rata"..................................................       Article II
"Public Offering"...........................................       Article II
"Sale of the Company".......................................       Article II
"Sale of an Operating Company"..............................       Article II
"Special Matters"...........................................   Section 6.2(d)
"Subsidiary"................................................       Article II
"Transfer"..................................................       Article II
"unallocated item"..........................................      Section 5.4

                              OPERATING AGREEMENT
                                       OF
                           PEAK LIQUIDATING, L.L.C.,
                          A LIMITED LIABILITY COMPANY


     This OPERATING AGREEMENT is entered into as of the 30th day of November, 1997, by and among those persons who from time to time execute, as members, counterparts of this Agreement (the "Members").


                                   ARTICLE I
                                   ---------

                             ORGANIZATIONAL MATTERS
                             ----------------------

     SECTION 1.1.   Organization.  The parties hereby organize a limited
     -----------    ------------
liability company (the "Company") under the provisions of the Delaware Limited Liability Company Act (the "Act") and the provisions of this Agreement and, for that purpose, shall cause a Certificate of Formation to be executed and filed with the Delaware Secretary of State.

     SECTION 1.2.   Name.  The name of the Company shall be "PEAK LIQUIDATING,
     -----------    ----
L.L.C." The Company may do business under that name and under any other name or names which the Members select.

     SECTION 1.3.   Purpose.  The purpose of the Company shall be to enable the
     -----------    -------
Members to liquidate and distribute at appropriate times the Company's assets on an orderly basis, and generally in connection with such liquidation and distribution to engage in any lawful act or activity for which a company may be organized under the Act.

     SECTION 1.4.   Names and Addresses of Members and Interest Holders.  The
     -----------    ---------------------------------------------------
names and business addresses of the Members and Interest Holders are as set forth in Schedule A attached hereto, as Schedule A may be amended from time to
         ----------                     ----------
time.

     SECTION 1.5.   Term.  The term of the Company shall begin upon the filing
     -----------    ----
of the Certificate of Formation with the Delaware Secretary of State and shall continue until December 31, 2045, unless sooner terminated as provided in this Agreement.

     SECTION 1.6.   Principal Place of Business; Registered Agent.  The
     -----------    ---------------------------------------------
principal place of business of the Company initially shall be 101 N. Scoville, Oak Park, Illinois 60302. The address of the Company's registered office and the address of its registered agent in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The name of the Company's registered agent at such address is the Corporation Trust Company. The Members may change the principal place of business of the Company or its registered agent at any time and from time to time. The Members may establish additional places of business for the Company.

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

     All terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in this ARTICLE II.

     "Additional Capital Contributions" means with respect to any Interest Holder, the aggregate capital contributions of such Interest Holder to the Company in excess of such Interest Holder's Initial Capital Contribution.

     "Adjusted Capital Account Deficit" means with respect to any Capital Account as of the end of any taxable year of the Company, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Person's Capital Account balance shall be:

                  (i)  reduced for any items described in Treasury Regulation
          Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6), and

                  (ii) increased for any amount such Person is obligated to contribute or is treated as being so obligated to contribute to the Company pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to minimum gain).

     "Affiliate" with respect to the Company shall mean: (i) any corporation, partnership, trust or other entity or person controlling, controlled by or under common control with the Company (including any partnership in which the Company serves as a general partner or any corporation in which the Company owns greater than 5% of the issued and outstanding voting capital stock); and (ii) any officer, director, trustee, general partner or employee of any corporation, partnership, trust or other entity so controlling, controlled by or under common control with the Company.

     "Agreement" means this Operating Agreement, as amended, modified or supplemented from time to time.

     "Book Value" means, with respect to any Company property, the Company's adjusted basis for federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulation Section 1.704-1(b)(2)(iv) (d) - (g).

     "Class A Interest" means an Interest designated as a Class A Interest and having such rights, preferences and obligations as specified with respect to Class A Interests in this Agreement.

     "Class B Interest" means a Class B-1 Interest or Class B-2 Interest without regard to class.

     "Class B-1 Interest" means an Interest designated as a Class B-1 Interest and having such rights, preferences and obligations as specified with respect to Class B-1 Interests in this Agreement.

     "Class B-2 Interest" means an Interest designated as a Class B-2 Interest and having such rights, preferences and obligations as specified with respect to Class B-2 Interests in this Agreement.

     "Class C Interest" means an Interest designated as a Class C Interest and having such rights, preferences and obligations as specified with respect to Class C Interests in this Agreement.

     "Class D Interest" means an Interest designated as a Class D Interest and having such rights, preferences and obligations as specified with respect to Class D Interests in this Agreement.

     "Class E Interest" means an Interest designated as a Class E Interest and having such rights, preferences and obligations as specified with respect to Class E Interests in this Agreement.

     "Class F Interest" means an Interest designated as a Class F Interest and having such rights, preferences and obligations as specified with respect to Class F Interests in this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Everest" means Everest Healthcare Services Corporation, a Delaware corporation.

     "Everest Holdings" means Everest Healthcare II, Inc., a Delaware corporation.

     "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own, directly or indirectly, in excess of 1% of the Company's Interests on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 1% owner of the Company's Interests and who is not the spouse or descendent of any such 1% owner of the Company's Interests.

     "Initial Capital Contributions" means the property initially contributed to the Company by the Interest Holders upon the establishment of the Company.

     "Interest" means an interest in the Company's profits, losses, distributions and other items described herein; provided that any class of
                                                -------- ----
Interests issued shall have such designations, preferences or special rights as set forth in this Agreement and the Company interest represented by such class of Interests shall be determined in accordance with such designations, preferences or special rights.

     "Interest Holder" means any Person who holds an Interest, whether as a Member or as an unadmitted assignee of a Member. For purposes of the Act, any Interest Holder shall be deemed a member under the Act, but an Interest Holder who is not also a Member under this Agreement shall have no right to participate in the management of, and vote on matters coming before the Members of the Company as provided under this Agreement or the Act.

     "Involuntary Withdrawal" means, with respect to any Member, the occurrence of any of the following events:

                  (i) the Member (A) makes an assignment for the benefit of creditors; (B) files a voluntary petition of bankruptcy; (C) is adjudged bankrupt or insolvent or there is entered against the Member an order for relief in any bankruptcy or insolvency proceeding; (D) seeks, consents to, or acquiesces in the appointment of a trustee for, receiver for, or liquidation of the Member or of all or any substantial part of the Member's properties; (E) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in any proceeding described in subsections (A) through (D); or

                  (ii) if the Member is an individual, the Member's death or adjudication by a court of competent jurisdiction as incompetent to manage the Member's personal affairs or property; or

                  (iii) if the Member is acting as a Member by virtue of being a trustee of a Revocable Trust as provided in SECTION 7.2, the failure of such trust to maintain its status as a Revocable Trust, the termination of the Revocable Trust (unless, as a part of the termination of the Revocable Trust, the property of the Revocable Trust is assigned to the Member) or the discontinuation of the Member's position as trustee of such Revocable Trust.

     "Majority-in-Interest" means those Members whose aggregate Class A Interests, Class B Interests and Class C Interests exceed 50% of all Members' Class A Interests, Class B Interests and Class C Interests.

     "Member" means each Person signing this Agreement and designated as a Member on Schedule A attached hereto and any Person who subsequently is admitted
          ----------
as a Member of the Company.

     "Minimum Gain" means the partnership minimum gain determined pursuant to Treasury Regulation Section 1.704-2(d).

     "Net Income" and "Net Losses", respectively, means the income or losses of the Company as determined in accordance with the method of accounting followed by the Company for Federal income tax purposes, including, for all purposes, any income exempt from tax and any expenditures of the Company which are described in Section 705(a)(2)(B) of the Code.

     "Operating Company" means Everest or Everest Holdings, any successor to the business of Everest or Everest Holdings, and any other Subsidiary of Everest Holdings or Everest.

     "Original Members" shall mean the following natural persons who were the Original Members of the Company: Arthur Morris, Paul Balter, Michael Carbon, George Dunea, Ashutosh Gupta, Douglas Mufuka, and Craig W. Moore.

     "Percentage" means as to each Interest Holder (or Interest Holder holding a specific class of Interests regarding a vote of such class), a percentage equal to a fraction, the numerator of which is the number of Interests (or class of Interests) owned by such Interest Holder and the denominator of which is the aggregate number of Interests owned by all Interest Holders (or specific class of Interests), as set forth on Schedule A hereto.
                               ----------

     "Permitted Transferee" means (i) an Interest Holder's spouse, parent, descendant, or (ii) a trust or family partnership solely for the benefit of such Interest Holder, the Interest Holder's spouse, parent and/or descendants, (iii) a Revocable Trust, or (iv) such Interest Holder's personal representative for purposes of administration of such Interest Holder's estate or upon such Interest Holder's incompetency for the purpose of the protection or management of such Person's assets; provided, however that if any proposed transferee is less than 21 years of age at the time of a proposed Transfer to such Person, then such transfer may only be made to a trustee of a valid trust for the benefit of such Person, which trust shall not terminate prior to the beneficiary (or beneficiaries) thereof attaining the age of 21.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or governmental entity, or any department, agency or political subdivision thereof.

     "pro rata" among any specified group or class of Interest Holders means in
      --- ----
proportion to the Percentages held by such Interest Holders of a specified group or class of Interests.

     "Public Offering" means any offering by the Company or an Operating Company of its equity securities, or equity securities into which such Company or Operating Company securities have been converted or exchanged, to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

     "Revocable Trust" means, with respect to an Original Member, a trust created during his lifetime which (i) is amendable and revocable solely by such Original Member, and (ii) in which the Original Member is the sole trustee and sole beneficiary.

     "Sale of an Operating Company" means the sale of an Operating Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire, in any transaction or series of related transactions, (i) all or any part of the equity securities of an Operating Company (whether by a Public Offering, merger, consolidation or sale, exchange or transfer of such Operating Company's capital stock) or (ii) assets of an Operating Company which have a fair market value of over $500,000 in any twelve (12) month period and were sold other than in the ordinary course of business.

     "Sale of the Company" means the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire, in any transaction or series of related transactions,
(i) all or any part of the equity securities of the Company other than a sale or transfer to a Person who at such time is a Member (whether by a Public Offering, merger, consolidation or sale, exchange or transfer of such equity securities) or (ii) assets of the Company which have a fair market value of over $500,000 in any twelve (12) month period and were sold other than in the ordinary course of business.

     "Subsidiary" means with respect to Everest Holding or Everest, at the time as of which any determination is being made, any entity controlled by Everest Holdings or Everest either directly or through one or more Subsidiaries.

     "Transfer" means any sale, disposition, assignment, pledge, hypothecation, encumbrance or other transfer of any Interest in the Company.


                                  ARTICLE III
                                  -----------

                           CAPITAL AND CONTRIBUTIONS
                           -------------------------

     SECTION 3.1.   Initial Capital Contributions.  Each of the Members is
     -----------    -----------------------------
contributing contemporaneously with the execution hereof, or has previously contributed, to the capital of the Company his currently owned interests in Peak Healthcare, L.L.C., a Delaware limited liability company ("Old Peak") in the amounts set forth opposite each Member's name on Schedule A, in exchange for the
                                                 ----------
Interests specified thereon; such Interests constituting an equivalent class, number and percentage ownership of Interests in the Company as was held by such Members in Old Peak immediately prior to the contribution of such interests to the Company.

     SECTION 3.2.   Additional Capital Contributions.  If at any time the
     -----------    --------------------------------
Members deem it to be in the best interest of the Company to raise additional equity capital to properly carry out the Company's business and operations, the Members shall have the right to raise additional equity capital for infusion into the Company by causing the Company to issue Interests to one or more Persons, and to admit such Persons as additional Members or Interest Holders; provided, however, prior to issuing any Interests ranking senior as to, or pari
                                                                           ----
passu with, any Interest with regard to the right to receive distributions at
-----
any time (upon liquidation or otherwise) or participate in profits pursuant hereto, the written consent of at least two-thirds of the Interest Holders who own such affected Interests must first be obtained. All such contributions shall be reflected on Schedule A, as amended by the
                                             ----------
Members pursuant to SECTION 10.1 below.

     SECTION 3.3.   Capital Accounts; Return of Capital.  The Company shall
     -----------    -----------------------------------
maintain a separate capital account for each Interest Holder ("Capital Account"). Each such Capital Account shall be equal to the tax basis of the property contributed by each Interest Holder to the Company plus such Interest Holder's share of Company Net Income minus the sum of such Interest Holder's share of Company Net Losses and such Interest Holder's share of Company distributions previously made. The Interest Holders agree to furnish the Company with the tax basis of any property contributed to the Company.

     SECTION 3.4.   Loans from Interest Holders.  Loans by Interest Holders to
     -----------    ---------------------------
the Company shall not be considered contributions to the capital of the Company hereunder. If any Interest Holder shall advance funds to the Company in excess of the amounts required hereunder to be contributed by him to the capital of the Company, and not in consideration for additional Interests, the making of such advances shall not result in any increase in the amount of the Capital Account of such Interest Holder. The amount of any such advances shall be a debt of the Company to such Interest Holder and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.


                                   ARTICLE IV
                                   ----------

                                 DISTRIBUTIONS
                                 -------------

     SECTION 4.1.   Distributions Generally.  Subject to the provisions of this
     -----------    -----------------------
ARTICLE IV, the Members shall have the right to determine whether, and to what extent, distributions shall be made by the Company to the Interest Holders. All such distributions shall be made pursuant to this ARTICLE IV. No Interest Holder shall be entitled to a return of its contributions to the capital of the Company except in accordance with the provisions of this Agreement and, in any event, only to the extent that cash or other property of the Company is available therefor. Interest Holders shall not be paid interest on their capital contributions to the Company. If an Interest Holder is entitled to receive a return of a capital contribution, the Interest Holder shall not have the right to receive anything but cash in return of such Interest Holder's capital contribution.

     SECTION 4.2.   Distributions from Operations or Upon Liquidation.  When and
     -----------    -------------------------------------------------
to the extent the Members determine in their sole discretion that, after providing for the Company's present and anticipated debts and obligations, capital needs, expenses and reasonable reserves for contingencies, it is appropriate and in the best interests of the Company to make distributions from operations, upon consummation of or in connection with a Sale of the Company, Sale of an Operating Company or in connection with the voluntary or involuntary liquidation, dissolution or winding up of the Company or otherwise, such distributions shall be made to the Interest Holders as follows, as of the day of such determination by the
Members:

          (a) first, one hundred percent (100%) to the holders of Class A Interests pro rata, until the holders of Class A Interests have received
               --------
     distributions pursuant to this SECTION 4.2(A) which in the aggregate equal $12,791,939;

          (b) second, one hundred percent (100%) to the holders of Class B-1 Interests, pro rata, until the holders of Class B-1 Interests have received
                --------
     distributions pursuant to this SECTION 4.2(B) which in the aggregate equal $2,809,331;

          (c) third, one hundred percent (100%) to the holders of Class B-2 Interests, pro rata, until the holders of Class B-2 Interests have received
                --------
     distributions pursuant to this SECTION 4.2(C) which in the aggregate equal $3,729,291;

          (d) fourth, one hundred percent (100%) to the holders of Class C Interests, pro rata, until the holders of Class C Interests have received
                --- ----
     distributions pursuant to this SECTION 4.2(D) which in the aggregate equal $43,142,803;

          (e) fifth, one hundred percent (100%) to the holders of Class D Interests, pro rata, until holders of Class D Interests have received
                --- ----
     distributions pursuant to this SECTION 4.2(E) which in the aggregate equal $21,626,250;

          (f) sixth, one hundred percent (100%) to the holders of Class E Interests, pro rata, until the holders of Class E Interests have received
                --- ----
     distributions pursuant to SECTION 4.2(F) which in the aggregate equal $86,505,000; and

          (g) thereafter, one hundred percent (100%) to the holders of the Class F Interests, pro rata.
                  --- ----

     The Members acknowledge and agree that immediately after the initial contribution to the Company of the interests of Old Peak, the Company is contributing all the interests of Old Peak to Everest Holdings in exchange for shares of stock in Everest Holdings, and is distributing all but 1,000,000 of such shares contemporaneously to the Members in accordance with this SECTION
4.2. Notwithstanding the provisions of SECTIONS 4.2(A) - 4.2(G) to the contrary, the amounts of such distributions shall be reduced by an equivalent amount of any distributions previously made to the Members as Members of Old Peak under the corresponding provisions of the Old Peak Operating Agreement.

     SECTION 4.3.   Distributions with Respect to Tax.   To the extent the
     -----------    ---------------------------------
Company has cash available for distributions, the Company shall distribute sufficient cash to enable the Interest Holders to pay Federal and state income taxes arising from Company Net Income allocated to the Interest Holders during a taxable year, in an amount equal to the net Company taxable income allocated to each Interest Holder for such year (less the aggregate amount of Net Losses over the aggregate amount of Net Income for all prior fiscal years allocated to such Interest Holder) times the highest marginal Federal and applicable state income tax rates for such year applicable to any Interest Holder (currently agreed to be 42.6% for Illinois residents). Such distribution shall be paid with respect to a taxable year of the Company within ninety (90) days after the end of such taxable year, or at such earlier times and in such amounts as determined in good faith by the Members to be appropriate to enable the Members to pay estimated income tax liabilities. Distributions made pursuant to SECTION
4.2 shall serve to discharge the Company's obligations under this SECTION 4.3 and distributions required by this SECTION 4.3 shall reduce amounts distributable pursuant to SECTIONS 4.2(B) - 4.2(G) (in order), such that the aggregate amounts distributable to each of the Interest Holders pursuant to SECTIONS 4.2 and 4.3 shall be equal to the amount that would have been distributable to each such Interest Holder under SECTION 4.2, as if SECTION 4.3 was not in effect. Amounts distributable to any Interest Holder pursuant to SECTIONS 4.2(B) - 4.2(F) shall only be intended to allow the Members to pay any taxes resulting from any allocation of Net Income that has or will result in distributions under SECTIONS 4.2 (B) - 4.2 (F) and shall not exceed the percentage of total distributions to such Interest Holder pursuant to such Sections which equals the highest marginal Federal and applicable state income tax rates effective at such time applicable to any Interest Holder. No distributions made pursuant to this SECTION 4.3 are to be made if the effect of such distribution would be to alter the total amount of distributions reasonably anticipated to be otherwise distributed to any Member over the life of the Company pursuant to SECTION 4.2 in the absence of such tax distributions pursuant to this SECTION 4.3. If, at the time of liquidation of the Company, as a result of this SECTION 4.3, any Member has received distributions over the life of the Company in excess of the amount that such Member would have otherwise received under SECTION 4.2, ARTICLE VIII, or ARTICLE XI, then such Member shall promptly contribute such excess amount to the Company to be distributed in accordance with SECTION 8.3.

     SECTION 4.4.   In-Kind Distributions.  At any time, and from time to time,
     -----------    ---------------------
in the sole discretion of the Members, the Company may distribute to its Interest Holders securities or other property held by the Company (an "In-Kind Distribution"); provided, that any In-Kind Distribution other than a distribution of marketable securities shall not satisfy any of the Company's obligations pursuant to SECTION 4.3 above and that such In-Kind Distribution will not be made if it would result in immediate adverse, material federal income tax consequences to any Member. To the extent the Members determine in their sole discretion to make an In-Kind Distribution, the property will be distributed among the Interest Holders in the same proportions as cash equal to the fair market value of such property (as determined in the reasonable good faith judgment of the Members) would be distributed among the Interest Holders pursuant to SECTION 4.2 above. Any Interest Holder receiving any In-Kind Distributions valued in excess of $50,000 during any six month period other than the distributions made immediately before or after the capitalization of the Company may object to the Members' determination of fair market value pursuant to the appraisal process described in SECTION 4.5 below. The Members may require as a condition of distribution of securities hereunder that the Interest Holders execute and deliver such documents as the Members may deem necessary or appropriate to ensure compliance with all federal and state securities laws which apply to such distribution and any further transfer of the distributed securities, and may appropriately legend the certificates which represent such securities to reflect any restriction on transfer with respect to such laws.

     SECTION 4.5.   Appraisal Process.  (a) If an appraisal process is (i)
     -----------    -----------------
requested by an Interest Holder pursuant to SECTION 4.4, or (ii) required by SECTIONS 6.2(C), or 8.1, the fair market value shall be the value agreed upon by two qualified independent appraisers, one selected by the Members and one selected by a majority of the Minority (as defined). The "Minority" shall mean
(i) for an appraisal pursuant to SECTION 4.4, the objecting Interest Holder(s),
(ii) for an appraisal required by SECTION 6.2(C), the Member(s) who requested the appraisal, or (iii) for an appraisal required by SECTION 8.1, the Member(s) whose bona fide determination of the fair market value of the Company's net assets differs most from the majority of the Members' determination as described in SECTION 8.1(D). In determining the fair market value of the Company's assets which are equity securities, the appraisers shall apply discounts for lack of marketability or minority ownership, if appropriate, but shall not apply any premiums for controlling ownership. The appraisers shall also follow the instructions set forth on Schedule B attached hereto. If the two selected
                          ----------
appraisers cannot agree upon a value, and the lower of the two appraisers' valuations does not vary from the higher valuation by greater than 10% of the higher valuation, then the average of the two valuations shall be the fair market value. If the two appraisers have not agreed upon a value within 90 days after the selection of the two appraisers, and if the lower valuation varies from the higher valuation by greater than 10% of the higher valuation, a third independent appraiser shall be chosen within ten days thereafter by the mutual agreement of the first two appraisers. In such case, the fair market value shall equal the average of the three appraisers' determinations, except if one appraisal (the "First Appraisal") varies from the middle appraisal by more than twice the variance of the third appraisal from the middle appraisal, then the First Appraisal will not be included in the appraisals to be averaged. The cost of the appraiser selected by the Members shall be borne by the Company and the other costs of appraisal shall be borne by the Minority, except the Company shall bear all appraisal costs under the following circumstances:

                  (i) If the value determined by the appraisers selected by the Minority is greater than the value initially determined by the Members (meaning the Minority requested the appraisal because he or they believed the Members initial determination of value was too low) and
                                                                           ---
          the final fair market value is greater than 115% of the value initially determined by the Members, or

                  (ii) If the value determined by the appraisers selected by the Minority is less than the value initially determined by the Members (meaning the Minority requested the appraisal because he or they believed the Members initial determination of value was too high) and
                                                                            ---
          the final fair market value is less than 85% of the value initially determined by the Members.

     (b) For purposes of determining the valuations pursuant to SECTIONS 6.2(C) and 8.1, it shall be assumed (whether or not the appraisal process is used) that the Company has retained all the assets which were distributed to its Interest Holders immediately before or immediately after its organization, namely the accounts receivable from Everest or its Subsidiaries, the proceeds from the sale of Continental Health Care, Ltd.
and ________ shares of common stock of Everest Holdings.


                                   ARTICLE V
                                   ---------

                   ALLOCATIONS OF NET INCOME AND NET LOSSES
                   ----------------------------------------

     SECTION 5.1.   Allocations.
     -----------    -----------

          (a) Except as otherwise provided in SECTION 5.2, Net Income and Net Losses for any fiscal year shall be allocated among the Interest Holders in such manner that, as of the end of such Fiscal Year, the sum of (i) the Capital Account of each Interest Holder, (ii) such Interest Holder's share of Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(g)), and (iii) such Interest Holder's partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)) shall be equal to the respective net amounts, positive or negative, which would be distributed to them or for which they would be liable to the Company under this Agreement, determined as if the Company were to (i) liquidate the assets of the Company for an amount equal to their tax basis, and (ii) distribute the proceeds of liquidation pursuant to SECTION 4.2.

          (b) For purposes of this SECTION 5.1, if Net Income exceeds Net Losses for a fiscal year, (i) Net Losses shall first be allocated to Interest Holders whose Capital Accounts are reduced as a result of the allocations under SECTION 5.1(A), in an amount equal to the amount by which such Capital Accounts have been reduced, and (ii) Net Income and any remaining Net Losses shall be allocated to Interest Holders whose Capital Accounts are increased as a result of the allocations under SECTION 5.1(A), in the proportion that the amount of the increase in such Interest Holder's Capital Accounts as a result of the allocations under SECTION 5.1(A) bears to the aggregate amount of the increase in all such Interest Holders' Capital Accounts as a result of the allocations under SECTION 5.1(A).

          (c) For purposes of this SECTION 5.1, if Net Losses exceed Net Income for a fiscal year, (i) Net Income shall first be allocated to Interest Holders whose Capital Accounts are increased as a result of the allocations under SECTION 5.1(A), in an amount equal to the amount by which such Capital Accounts have been increased, and (ii) Net Losses and any remaining Net Income shall be allocated to Interest Holders whose Capital Accounts are reduced as a result of the allocations under SECTION 5.1(A), in the proportion that the amount of the reduction in such Interest Holder's Capital Accounts as a result of the allocations under SECTION 5.1(A) bears to the aggregate amount of the reduction in all such Interest Holders' Capital Accounts as a result of the allocations under SECTION 5.2(A).

     SECTION 5.2.   Special Allocations.
     -----------    -------------------

          (a) Net Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a taxable year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Net Income for such taxable year (and, if necessary, for subsequent taxable years) shall be allocated to the Interest Holders in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

          (b)  Nonrecourse deductions (as determined under Treasury Regulation
     Section 1.704-2(c)) shall be allocated among the Interest Holders according to their relative Percentage of Class F Interests in the Company. Except as otherwise provided in SECTION 5.2(A), if there is a net decrease in the Minimum Gain during any taxable year, each Interest Holder shall be allocated Net Income for such taxable year (and, if necessary, for subsequent taxable years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This
     SECTION 5.2(B) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

          (c) If, any Interest Holder who unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any taxable year, computed after the application of SECTIONS 5.1, 5.2(A) AND 5.2(B) but before the application of any other provision of this ARTICLE V, then Net Income for such taxable year shall be allocated to such Interest Holder in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This SECTION 5.2(C) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

          (d) If, and to the extent that, any Interest Holder is deemed to recognize any item of income, gain, loss, deduction or credit as a result of any transaction between such Interest Holder and the Company pursuant to Code Sections 1272-1274, 7872, 483, 482 or any similar provision now or hereafter in effect, and the Members determine that any corresponding profit or loss of the Company should be allocated to the Interest Holder who recognized such item in order to reflect the Interest Holders' economic interests in the Company, then the Members may so allocate such profit or loss.

          (e) Notwithstanding SECTION 5.1 of this Agreement, if the Company recognizes Net Income as a result of exercising stock options that the Company holds in Everest or Everest Holdings and Craig Moore is (i) employed by the Company, Everest, or Everest Holdings, or (ii) a Member of the Company, then Craig Moore shall be specially allocated the Net Income resulting from the exercise of such stock options to the extent that an allocation of Net Income to Craig Moore would result in Craig Moore having a Capital Account, after such exercise, equal to the amount he would receive on a liquidation of the Company in a disposition of all of its assets at their fair market values. If the entire amount of Net Income recognized as a result of exercising the options is not allocated to Craig Moore pursuant to this Section 5.1(e), then such Net Income shall be allocated to those Interest Holders who hold Class D, E or F Interests so that their Capital Account related to such D, E, and F Interests equals the amount they would receive on a liquidation of the Company in a disposition of all of its assets at their fair market value. For purposes of this
     SECTION 5.1(E), the Everest Holdings stock shall be deemed to be disposed at a fair market value that reflects the Net Income realized by the Company on the exercise of the Everest Holdings stock options.

          (f) Notwithstanding SECTION 5.1 of this Agreement, if the Company recognizes Net Income as a result of a taxable sale, or other disposition of securities of an Operating Company (including, but not limited to redemptions of Company interests in exchange for such securities) then such Net Income shall be specially allocated to the Interest Holder who realizes the cash or other proceeds of such taxable sale or other disposition of such securities except to the extent that such special allocation would increase the Interest Holder's Capital Account to an amount, in excess of the amount distributed or distributable to such Interest Holder.

     SECTION 5.3.   Curative Allocations.  If the Members determine, after
     -----------    --------------------
consultation with counsel experienced in income tax matters, that the allocation of any item of Company income, gain, loss, deduction or credit is not specified in this ARTICLE V (an "unallocated item"), or that the allocation of any item
                       ----------------
of Company income, gain, loss, deduction or credit hereunder is clearly inconsistent with the Interest Holders' economic interests in the Company (determined by reference to the general principles of Treasury Regulation
Section 1.704-1(b) and the factors set forth in Treasury Regulation Section 1.704-1(b)(3)(ii)) (a "misallocated item"), then the Members may allocate such
                       -----------------
unallocated items, or reallocate such misallocated items, to reflect such economic interests; provided that no such allocation will be made without the
                    -------- ----
prior consent of each Interest Holder which would be affected thereby (which consent no such Interest Holder may unreasonably withhold).

     SECTION 5.4    Intent of Allocation Provisions.  The purpose of the tax
     -----------    --------------------------------
allocation provisions is to allocate taxable income earned by the Company to those Interest Holders who will receive the economic benefit from the realization of such income, or conversely, to allocate taxable losses to those Interest Holders who will bear the burden of such losses. Thus, the taxable income or taxable loss of the Company for any tax year is allocated to the Interest Holders so that their respective capital accounts equal the amount of cash or the fair market value of property that they would receive on the liquidation of the Company. This method therefore allocates the income for a year to the Interest Holder who has received or will receive the cash that has been or should be produced by such income.

                                  ARTICLE VI
                                  ----------

                      MANAGEMENT POWER, RIGHTS AND DUTIES
                      -----------------------------------


     SECTION 6.1.   Management.
     -----------    ----------

          (a)  In General.  The Company shall be managed by the Members.  The
               ----------
     day-to-day business of the Company shall be managed under the direction of the Members.

          (b)  Authority of Members.  Each Member is an agent of and has
               --------------------
     authority to bind the Company solely by virtue of being a Member. Any Member who takes any action or binds the Company in violation of this
     SECTION 6.2, however, shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect to the loss or expense.

          (c)  Officers. The officers of the Company shall be chosen by the
               --------
     Members and may include a chief executive officer, a president, one or more vice presidents and a secretary and/or treasurer but shall exercise such powers and perform such duties only of a ministerial nature on behalf of the Members. Any number of offices may be held by the same person. The Members may choose such other officers and agents as they shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties only of a ministerial nature as shall be determined from time to time by, and on behalf of the Members.

     SECTION 6.2.   Meetings of and Voting by Members.
     -----------    ---------------------------------

          (a)  Meetings of Members.  A meeting of the Members may be called at
               -------------------
     any time by any Member. Meetings of Members shall be held at the Company's principal place of business or at any other place in Illinois designated by the Members calling the meeting. Not less than ten (10) nor more than ninety (90) days before each meeting, the Members calling the meeting shall give written notice of the meeting to each Member entitled to vote at the meeting. The notice shall state the time, place and purpose of the meeting. Notwithstanding the foregoing provisions, each Member who is entitled to notice waives notice if before or after the meeting the Member signs a waiver of the notice which is filed with the records of Members' meetings, or is present at the meeting in person or by proxy. Unless this Agreement provides otherwise, at a meeting of Members, the presence in person or by proxy of a number of Members sufficient to approve the matters before the meeting shall constitute a quorum regarding the voting on such matters. A Member may vote either in person or by written proxy signed by the Member or by his duly authorized attorney in fact; provided, however, such proxy shall not transfer any Member's voting rights with respect to his Interests to any other person or entity, and will be granted only in circumstances where such Member is unable to attend a meeting in person or deliver written notice of his vote to the Company prior to the meeting.

          (b)  Voting In General.  Except as set forth in SECTION 6.2(C) and (D)
               -----------------
     or as otherwise provided in this Agreement, the affirmative vote of a majority of the Members shall be required to approve any matter coming before the Members. Subject to SECTION 6.2(C) and (D) and in lieu of holding a meeting, the Members may vote or otherwise take action by a written instrument indicating the consent of a majority of the Members or such lesser number as may be allowed pursuant to SECTION 6.2(C) or (D); provided, all Members receive written notice of such action within a reasonable period thereafter. Wherever the Act requires unanimous consent to approve or take any action unless otherwise provided in a limited liability company's Operating Agreement, that consent shall be given in writing and, in all cases, shall mean, rather than the consent of all Members, the consent of a majority of the Members unless otherwise provided herein.

          (c)  Morris' Veto Rights.  The approval of Arthur Morris shall be
               -------------------
     required for either (i) the admission of any new Members pursuant to
     ARTICLE VII hereof, or (ii) a Sale of the Company or a Sale of an Operating Company resulting in the fair market value of the Company's assets minus the Company's liabilities immediately after such sale plus the amount of any proceeds of such sale distributed to the Interest Holders which were not already included in the fair market value of such assets, being less than $62,023,364. Determination of the fair market value of the Company's net assets shall be made by a majority of the Members but shall be subject to a request by any Member for an appraisal pursuant to the procedures set forth in SECTION 4.5.

          (d)  Voting Rights for Special Matters.  With respect to each of the
               ---------------------------------
     situations and matters listed in subsections (i)-(viii) below (collectively, the "Special Matters"), to the extent the Company may vote upon or otherwise effect such Special Matters, so long as there are at least six but less than nine Members, approval of the Members regarding Special Matters shall require approval of Arthur Morris and two other Members or, subject to the following sentence, approval of a majority of the Members. Notwithstanding anything herein to the contrary, so long as there are at least six but less than nine Members, any Special Matter may be vetoed by Arthur Morris and any two other Members.

               (i)    Mergers.  A merger, consolidation or reorganization of
                      -------
          the Company or an Operating Company with any Person;

               (ii)   Dispositions.  The sale, assignment, transfer, or other
                      ------------
          disposition of more than 10% of the assets of the Company or an Operating Company (computed on the basis of either book value determined in accordance with generally accepted accounting principles or fair market value) in any transaction or series of related transactions;

                  (iii)  Public Offering. The consummation of any public
                         ---------------
          offering of equity or debt securities of the Company or an Operating Company;

                  (iv)   Security Issuances.  The authorization, issuance or
                         ------------------
          entering into any agreement by the Company or an Operating Company providing for the issuance (other than to a direct or indirect wholly-owned Subsidiary of Everest or Everest Holdings) of (a) any notes or debt securities containing equity features, or (b) any equity securities (or any securities convertible into or exchangeable for any equity securities) other than the issuance of such securities in any transaction or series of related transactions to managers of an Operating Company, the percentage of which does not exceed 5% of the total, fully-diluted, outstanding equity securities of the Company or $500,000 on the date of such issuance, whichever is lower, as reasonably determined by the Members;

                  (v)    Distributions. Distributions by the Company pursuant to
                         -------------
          SECTION 4.2 or SECTION 4.4 hereof and determination of the "fair market value" of any In-Kind Distribution under SECTION 4.4 hereof;

                  (vi)   Indebtedness and Liens.  The causing or permitting the
                         ----------------------
          existence of, or causing or permitting any Operating Company to incur or permit the existence of, indebtedness for borrowed money in amounts greater than $10,000,000 in the aggregate, or permitting the creation, incurrence or assumption of, or suffering to exist, any mortgages, pledges, liens, charges or encumbrances on any existing or future property, asset (including the capital stock of Subsidiaries), income or rights in any thereof in amounts in excess of $10,000,000 in the aggregate;

                  (vii)  Liquidation.  The liquidation or dissolution of the
                         -----------
          Company or any Operating Company; and

                  (viii) Related Party Transactions.  The entering into, or
                         --------------------------
          permitting any Operating Company to enter into, any material transaction with any of the Company's Members, Interest Holders, or Affiliates.

          In the event the number of Members changes to five or less, a Special Matter may be approved by a majority of the Members (subject to veto by Arthur Morris and any one other Member), or approved or vetoed by Arthur Morris and any one other Member. In the event the number of Members changes to nine or more, a Special Matter may be approved by a majority of the Members (subject to veto by Arthur Morris and any three other Members), or approved or vetoed by Arthur Morris and any three other Members. The provisions of this SECTION 6.2(D) shall terminate and be of no further force or effect upon Arthur Morris, either directly or indirectly, ceasing to be a Member.

          (e)  Further Actions.  The Members shall take all actions which they
               ---------------
     can reasonably take to elect the persons who are the Original Members to the board of directors of any Operating Company.

     SECTION 6.3.   Personal Services; Compensation.  No Member shall be
     -----------    -------------------------------
required to perform services for the Company solely by virtue of being a Member. Unless approved by the Members, no Member shall perform services for the Company or be entitled to compensation for services performed for the Company. Each Member shall be entitled to reimbursement for expenses reasonably incurred in connection with the activities of the Company.

     SECTION 6.4.   Other Business Interests.  Other than on behalf of the
     -----------    ------------------------
Company, or any Operating Company, no Interest Holder, or any Affiliate of any Interest Holder, shall conduct, participate in, or have any ownership or investment interest in, any entity which is in the business of administering or operating dialysis facilities; provided, however, this limitation shall not restrict the ability of any such persons to provide professional services as doctors to patients or prohibit any Interest Holder or Affiliate of such Interest Holder from investing in less than 2% of the outstanding capital stock of such an entity which is listed on a national securities exchange or traded in the over-the-counter market. The organization of the Company shall otherwise be without prejudice to the Interest Holders' respective rights (or the rights of their respective Affiliates) to maintain, expand or diversify other business interests and activities which do not conflict with the preceding limitation and to receive and enjoy profits or compensation therefrom and shall not be accountable to the Company or to any Interest Holder with respect to such business interests or activities. Each Interest Holder waives any rights the Interest Holder might otherwise have to share or participate in such other interests or activities of any other Interest Holder or the Interest Holder's Affiliates. Each Interest Holder understands and acknowledges that the conduct of the Company's business may involve business dealings and undertakings with Interest Holders and their Affiliates. In any of those cases, those dealings and undertakings may or may not be at arm's length and on commercially reasonable terms, as determined by the Members pursuant to SECTION 6.2.

     SECTION 6.5.   Liability and Indemnification.  The Members and the officers
     -----------    -----------------------------
of the Company shall not be liable, responsible, or accountable, in damages or otherwise, to any Interest Holder or to the Company for any act performed by them within the scope of the authority conferred on the Members and officers of the Company by this Agreement, except for fraud, gross negligence, or an intentional breach of this Agreement. The Company shall indemnify each Member and each officer of the Company for any act performed by them with respect to Company matters, as and to the full extent permitted by Section 18-108 of the Act, but in no event for fraud, gross negligence, or an intentional breach of this Agreement.

                                  ARTICLE VII
                                  -----------

                  TRANSFER OF INTERESTS; ADMISSION OF MEMBERS
                  -------------------------------------------

     SECTION 7.1.   Transfer Restrictions.  An Interest Holder may not, directly
     -----------    ---------------------
or indirectly, without the prior written consent of a majority of the other Members, which consent may be withheld in their sole discretion, Transfer all or any part of his, her or its Interests voluntarily or involuntarily, or permit such a Transfer by operation of law or otherwise, to any Person other than a Permitted Transferee. Any such transferee of an Interest who is not a Permitted Transferee but is approved by a majority of the other Members, shall be referred to as an "Approved Transferee." All Transfers, including Transfers to Permitted Transferees, shall be subject to SECTION 7.2 below.

     SECTION 7.2.   Acceptance of Transfer.
     -----------    ----------------------

          (a) No Transfer of Interest to an Approved Transferee or to a Permitted Transferee pursuant to this ARTICLE VII shall be deemed effective, unless and until the transferee shall execute a written instrument, in a form reasonably satisfactory to counsel for the Company, agreeing to be bound by all of the terms and provisions of this Agreement and all amendments and supplements hereto, to the same extent and on the same terms as the other Interest Holders. In addition and subject to
     SECTION 6.2(C), no such transferee, whether a Permitted Transferee or an Approved Transferee, shall become a Member without the approval of a majority of the other Members, the granting or denial of which approval shall be in their sole discretion; provided that upon any Transfer by an Original Member of all but not less than all of the Interests held by such Original Member to such Original Member's Revocable Trust, such Original Member, as Trustee of his Revocable Trust, shall become a Member automatically without any approval of the other Members. Subject to the proviso of the preceding question, approval by the Members of a Transfer shall not, in and of itself, constitute approval by the Members of the transferee becoming a Member, it being agreed that the Members have the right, in their sole discretion, to withhold approval of any transferee as a Member.

          (b) Any Person admitted to the Company as a Member shall be subject to and bound by all the provisions of this Agreement as if originally a party to this Agreement. Upon the admission to the Company of a Member, the Members shall amend this Agreement and any schedules hereto to reflect such admission; provided, that upon any Transfer by an Original Member of his Interests to his Revocable Trust as provided in SECTION 7.2(A) above, such Original Member shall provide notice of such Transfer to the Company, which notice shall set forth the name of the Revocable Trust and the date of such Transfer, and the signatory of such Original Member hereto, in his individual capacity, shall be deemed to be in his capacity as trustee of his Revocable Trust, effective as of the date of such Transfer. A transferee of an Interest in the Company permitted under the provisions of this ARTICLE VII who is not admitted as a Member, or who is not a Member prior to the Transfer, shall become an Interest Holder but shall not become a Member, and shall have no right to participate in the management of, or vote on matters coming before the Members of the Company as provided herein or in the Act.

     SECTION 7.3.   Involuntary Withdrawal.  Immediately upon the occurrence of
     -----------    ----------------------
an Involuntary Withdrawal, the successor of the withdrawn Member shall thereupon become an Interest Holder but shall not become a Member, and shall have no right to participate in the management of, or vote on matters coming before the members of the Company as provided herein or in the Act.


                                 ARTICLE VIII
                                 ------------

                          DISSOLUTION OF THE COMPANY
                          --------------------------

     SECTION 8.1.   Events of Dissolution. The Company shall be dissolved upon
     -----------    ---------------------
the happening of any of the following events:

          (a) when the period fixed for its duration in SECTION 1.5 has expired;

          (b) upon the unanimous written agreement of all of the Members;

          (c) upon the occurrence of an Involuntary Withdrawal unless, within 90 days after the occurrence of such Involuntary Withdrawal there are at least two (2) remaining Members and a Majority-in-Interest of the remaining Members elect to continue the business of the Company pursuant to the terms of this Agreement; or

          (d) if a Public Offering of the Company's or any Operating Company's equity securities has taken place or a Sale of an Operating Company has occurred and the Company has received publicly traded securities or cash, upon written notice to the Company by any Member after the fair market value of the Company's assets (minus the Company's liabilities) exceeds $250,000,000 unless such a dissolution would result in immediate, adverse, material federal income tax consequences to any of the Members.

     SECTION 8.2.   Allocation and Distribution of Net Assets.  If the Company
     -----------    -----------------------------------------
cannot be dissolved because of immediate, adverse, material federal income tax consequences to any of the Interest Holders, then the Company shall concurrently appraise the fair market value of its net assets, including without limitation, any securities of an Operating Company held by the Company, and allocate such net assets among the Interest Holders. Each Interest Holder shall be allocated an amount of net assets equal to (x) that amount which each Interest Holder would have received if the Company had been liquidated pursuant to SECTION 8.3, reduced by (y) such Interest Holder's proportionate share, based upon his applicable Percentage, of any net assets reserved by the Company to cover current expenses and any remaining warranty or indemnity obligations of the Company until all applicable warranty and indemnity periods have expired, all outstanding claims have been settled between the Company and third parties and all expenses have been paid, at which time the remaining net assets may be distributed in accordance with the Interest Holders' applicable Percentages.
The fair market value of the Company's net assets shall be determined by agreement of all of the Interest Holders, or if no agreement is reached within 30 days of receipt of such notice by the Company, pursuant to the procedures set forth in SECTION 4.5. At such time as any holding period required to avoid such adverse tax consequences has expired, each Interest Holder may at any time request that the Company sell on behalf of such Member all or a portion of the net assets, including without limitation, any shares of Everest stock, allocated to such Interest Holder pursuant to this SECTION 8.2, less any assets previously sold on behalf of such Interest Holder, and then distribute the net proceeds of such sale to such Interest Holder. After receipt of such request, the Company shall use reasonable efforts to cause such sale of assets and distribution of proceeds thereof as soon as reasonably practicable.

     SECTION 8.3.   Procedure for Winding Up and Dissolution.  If the Company is
     -----------    ----------------------------------------
dissolved, the Members shall wind up its affairs. On winding up of the Company, the assets of the Company shall be distributed, first, to creditors of the Company, including Interest Holders who are creditors, in satisfaction of the liabilities of the Company, and then to the Interest Holders in accordance with
SECTION 4.2, or in the event the Company cannot be dissolved because of immediate, adverse, material federal income tax consequences to any of the Interest Holders, in accordance with SECTION 8.2.

     SECTION 8.4.   Filing of Certificate of Cancellation.  If the Company is
     -----------    -------------------------------------
dissolved, the Members shall promptly file a Certificate of Cancellation with the Delaware Secretary of State. If there are no remaining Members, the Certificate shall be filed by the last Person to be a Member; if there are no remaining Members, or a Person who last was a Member, the Certificate shall be filed by the legal or personal representatives of the Person who last was a Member.


                                  ARTICLE IX
                                  ----------

                               BOOKS AND RECORDS
                               -----------------

     SECTION 9.1.   Bank Accounts.  All funds of the Company shall be deposited
     -----------    -------------
in an account or accounts maintained in the Company's name at banks, brokerage or other financial institutions. The Members shall determine the institution or institutions at which the accounts will be opened and maintained, the types of accounts, and the Persons who will have authority with respect to the accounts and the funds therein.

     SECTION 9.2.   Books and Records.  The secretary and/or treasurer of the
     -----------    -----------------
Company shall keep or cause to be kept complete and accurate books and records of the Company and supporting documentation of the transactions with respect to the conduct of the Company's business. The records shall include, but not be limited to, complete and accurate information regarding the state of the business and financial condition of the Company, a copy of the Certificate of Formation and this Agreement and all amendments to the Certificate of Formation and this Agreement; a current list of the names and last known business, residence, or mailing addresses of all Interest Holders and officers; and the Company's federal, state or local tax returns. The books and records shall be maintained in accordance with sound accounting practices and shall be available at the Company's principal office for examination by any Interest Holder or officer or the officer's or Interest Holder's duly authorized representative at any and all reasonable times during normal business hours. Each Interest Holder shall reimburse the Company for all costs and expenses incurred by the Company in connection with the Interest Holder's inspection and copying of the Company's books and records.

     SECTION 9.3.   Annual Accounting Period.  The annual accounting period of
     -----------    ------------------------
the Company shall be its taxable year. The Company's taxable year shall be the twelve month period ended December 31 of each year, subject to the requirements and limitations of the Code.

     SECTION 9.4.   Reports.  As soon as reasonably practicable after the end of
     -----------    -------
each taxable year of the Company, the secretary and/or treasurer shall cause to be sent to each Person who was a Interest Holder at any time during the accounting year then ended: (i) an annual compilation report, prepared by the Company's independent accountants in accordance with generally accepted accounting principles; and (ii) a report summarizing the fees and other remuneration paid by the Company to any Interest Holder, any officer or any Affiliate in respect of the taxable year. In addition, as soon as reasonably practicable after the end of each taxable year of the Company, the secretary and/or treasurer shall cause to be sent to each Person who was an Interest Holder at any time during the taxable year then ended, that tax information concerning the Company which is necessary for preparing the Interest Holder's income tax returns for that year. At the request of a majority of the Members, and at the Company's expense, the secretary and/or treasurer shall cause an audit of the Company's books and records to be prepared by independent accountants for the period requested by the Members.

     SECTION 9.5.   Tax Matters Person.  The Company's secretary and/or
     -----------    ------------------
treasurer (if a Member), or such other person who is a Member and is selected by a majority of the Members, shall be the Company's "tax matters person" and, as such, shall have all powers and responsibilities provided in Code Section 6221, et seq. or such other provisions as may become applicable to limited liability
-- ---
companies.

     SECTION 9.6.   Tax Elections.  The Members shall have the authority to make
     -----------    -------------
all Company elections permitted under the Code, including, without limitation, elections of methods of depreciation and elections under Code Section 754. The decision to make or not make an election shall be at the Members' sole and absolute discretion.

                                   ARTICLE X
                                   ---------

                            AMENDMENT OF AGREEMENT
                            ----------------------

     SECTION 10.1.  Amendment.  Except as otherwise required by law or as set
     ------------   ---------
forth herein, all provisions of this Agreement may be amended by the affirmative vote of two-thirds of the Members; provided that no amendment (i) adversely affecting the rights of any Interest Holders, or class of Interest Holders, to distributions under ARTICLE IV (other than as necessary to reflect the economic interests of any additional or substituted Interest Holders for Interests issued in accordance with SECTION 3.2) or (ii) expanding or increasing the liability of any Member or Interest Holder, may be adopted without the approval of each Member or Interest Holder (or class of Interest Holders) who is adversely affected thereby; provided further, that no amendment adversely affecting the voting rights of Arthur Morris under SECTIONS 6.2(C) or 6.2(D) may be adopted without the approval of Arthur Morris. This Agreement may not be amended to extend the term hereof past December 31, 2045, without the unanimous consent of all Members.

     SECTION 10.2.  Certificate of Formation.  In the event this Agreement shall
     ------------   ------------------------
be amended pursuant to this ARTICLE X, the Members shall amend the Certificate of Formation to reflect such change and make such other filings that it deems to be necessary or appropriate.


                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     SECTION 11.1.  Assurances.  Each Interest Holder shall execute all such
     ------------   ----------
certificates and other documents and shall do all filing, recording, publishing and other acts as the Members deem appropriate to comply with the requirements of law for the formation and operation of the Company and to comply with any laws, rules and regulations relating to the acquisition, operation, or holding of the property of the Company.

     SECTION 11.2.  Notifications.  Any notice, demand, consent, election,
     ------------   -------------
offer, approval, request, or other communication required or permitted under this Agreement must be in writing and delivered personally, sent by certified or registered mail, postage prepaid, return receipt requested, sent by recognized overnight delivery service or by facsimile transmittal. A notice must be addressed to an Interest Holder at the Interest Holder's last known address on the records of the Company. A notice to the Company must be addressed to the Company's principal office. A notice that is sent by mail will be deemed given three (3) business days after it is mailed. A notice sent by facsimile shall be deemed given when sent, provided delivery is confirmed. Notice by personal delivery or overnight delivery service is effective the day of delivery. Any party may designate, by notice to all of the others, substitute addresses or addressees for notices; and, thereafter, notices are to be directed to those substitute address or addressees.

     SECTION 11.3.  Specific Performance.  The parties recognize that
     ------------   --------------------
irreparable injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders (i) restraining and enjoining any act which would constitute a breach or (ii) compelling the performance of any obligation which, if not performed, would constitute a breach.

     SECTION 11.4.  Applicable Law.  This Agreement and the rights of the
     ------------   --------------
parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

     SECTION 11.5.  Successors and Assigns.  Except as herein otherwise
     ------------   ----------------------
specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, administrators, executors, successors and assigns.

     SECTION 11.6.  Gender.  Wherever from the context it appears appropriate,
     ------------   ------
each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine, and neuter.

     SECTION 11.7.  Headings.  Captions contained in this Agreement are inserted
     ------------   --------
only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision thereof.

     SECTION 11.8.  Severability.  If any provision of this Agreement, or the
     ------------   ------------
application of such provision to any person or circumstances, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 11.9.  Counterparts.  This Agreement may be executed in multiple
     ------------   ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     SECTION 11.10. Entire Agreement.  This Agreement, together with all other
     -------------  ----------------
agreements entered into by the parties hereto on the date hereof, constitutes the entire agreement among the parties. If supersedes any prior agreement or understandings among them, and it may not be modified or amended in any manner other than as set forth herein.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of this 30th day of November, 1997.


                              /s/ ARTHUR MORRIS
                              --------------------------------------------
                              Arthur Morris


                              /s/ PAUL BALTER
                              --------------------------------------------
                              Paul Balter


                              /s/ MICHAEL CARBON
                              --------------------------------------------
                              Michael Carbon


                              /s/ GEORGE DUNEAU
                              --------------------------------------------
                              George Dunea, as Trustee of the
                              George Dunea Revocable Trust U/A/D 9/18/95


                              /s/ ASHUTOSH GUPTA
                              --------------------------------------------
                              Ashutosh Gupta


                              /s/ DOUGLAS MUFUKA
                              --------------------------------------------
                              Douglas Mufuka


                              /s/ CRAIG W. MOORE
                              --------------------------------------------
                              Craig W. Moore

                                  SCHEDULE A
                            OPERATING AGREEMENT OF
                           PEAK LIQUIDATING, L.L.C.

                 MEMBERS, CAPITAL CONTRIBUTIONS AND INTERESTS
                 --------------------------------------------





                                                              ADDITIONAL         NUMBER AND TYPE
                                       INITIAL                  CAPITAL                OF
    NAME AND ADDRESS            CAPITAL CONTRIBUTION         CONTRIBUTIONS          INTERESTS           PERCENTAGE
------------------------    -----------------------------    -------------    --------------------      ----------
MEMBERS
-------
Arthur Morris                 1,936,200 Class A Peak/1/                         1,936,200 Class A         15.136%
906 Franklin Avenue          1,156,333 Class B1 Peak/2/                        1,156,333 Class B1         41.160%
River Forest, IL  60305        787,303 Class B2 Peak/3/                          787,303 Class B2         21.111%
                             22,661,729 Class C Peak/4/                        22,661,729 Class C         52.527%
                              5,224,902 Class D Peak/5/                         5,224,902 Class D         24.160%
                             14,458,446 Class E Peak/6/                        14,458,446 Class E         16.714%
                                    100 Class F Peak/7/                               100 Class F         14.286%

Paul Balter                   1,936,200 Class A Peak/1/                         1,936,200 Class A         15.136%
947 Jackson Street             318,833 Class B1 Peak/2/                          318,833 Class B1         11.349%
River Forest, IL  60305        562,903 Class B2 Peak/3/                          562,903 Class B2         15.094%
                              4,129,071 Class C Peak/4/                         4,129,071 Class C          9.571%
                              2,733,558 Class D Peak/5/                         2,733,558 Class D         12.640%
                             12,007,759 Class E Peak/6/                        12,007,759 Class E         13.881%
                                    100 Class F Peak/7/                               100 Class F         14.286%

Michael Carbon                1,936,200 Class A Peak/1/                         1,936,200 Class A         15.136%
2S007 Ironwood Lane            318,833 Class B1 Peak/2/                          318,833 Class B1         11.349%
Wheaton, IL  60187             561,703 Class B2 Peak/3/                          561,703 Class B2         15.062%
                              3,856,072 Class C Peak/4/                         3,856,072 Class C          8.938%
                              2,733,558 Class D Peak/5/                         2,733,558 Class D         12.640%
                             12,007,759 Class E Peak/6/                        12,007,759 Class E         13.881%
                                    100 Class F Peak/7/                               100 Class F         14.286%

                                                              ADDITIONAL         NUMBER AND TYPE
                                       INITIAL                  CAPITAL                OF
    NAME AND ADDRESS            CAPITAL CONTRIBUTION         CONTRIBUTIONS          INTERESTS           PERCENTAGE
------------------------    -----------------------------    -------------    --------------------      ----------
George Dunea, as Trustee      1,936,200 Class A Peak/1/                         1,936,200 Class A        15.136%
of the George Dunea            228,833 Class B1 Peak/2/                          228,833 Class B1         8.145%
Revocable Trust U/A/D          561,703 Class B2 Peak/3/                          561,703 Class B2        15.062%
9/18/95
222 E. Chestnut, Apt. 16A     3,946,072 Class C Peak/4/                         3,946,072 Class C         9.146%
Chicago, IL  60611            2,733,558 Class D Peak/5/                         2,733,558 Class D        12.640%
                             12,007,759 Class E Peak/6/                        12,007,759 Class E        13.881%
                                    100 Class F Peak/7/                               100 Class F        14.286%

Ashutosh Gupta                1,936,200 Class A Peak/1/                         1,936,200 Class A        15.136%
403 St. Marks Court            318,833 Class B1 Peak/2/                          318,833 Class B1        11.349%
Oak Brook, IL  60521           561,703 Class B2 Peak/3/                          561,703 Class B2        15.062%
                              3,856,072 Class C Peak/4/                         3,856,072 Class C         8.938%
                              2,733,558 Class D Peak/5/                         2,733,558 Class D        12.640%
                             12,007,759 Class E Peak/6/                        12,007,759 Class E        13.881%
                                    100 Class F Peak/7/                               100 Class F        14.286%

Douglas Mufuka                1,936,200 Class A Peak/1/                         1,936,200 Class A        15.136%
1037 N. Kenilworth             318,833 Class B1 Peak/2/                          318,833 Class B1        11.349%
Oak Park, IL  60302            561,703 Class B2 Peak/3/                          561,703 Class B2        15.062%
                              3,856,072 Class C Peak/4/                         3,856,072 Class C         8.938%
                              2,733,558 Class D Peak/5/                         2,733,558 Class D        12.640%
                             12,007,759 Class E Peak/6/                        12,007,759 Class E        13.881%
                                    100 Class F Peak/7/                               100 Class F        14.286%

Craig W. Moore                1,174,739 Class A Peak/1/                         1,174,739 Class A         9.183%
717 Kennington Terrace         148,833 Class B1 Peak/2/                          148,833 Class B1         5.298%
Lake Forest, IL  60045         132,273 Class B2 Peak/3/                          132,273 Class B2         3.547%
                                837,715 Class C Peak/4/                           837,715 Class C         1.942%
                              2,773,558 Class D Peak/5/                         2,773,558 Class D        12.640%
                             12,007,759 Class E Peak/6/                        12,007,759 Class E        13.881%
                                    100 Class F Peak/7/                               100 Class F        14.286%

                                                              ADDITIONAL         NUMBER AND TYPE
                                       INITIAL                  CAPITAL                OF
    NAME AND ADDRESS            CAPITAL CONTRIBUTION         CONTRIBUTIONS          INTERESTS           PERCENTAGE
------------------------    -----------------------------    -------------    --------------------      ----------
                             12,791,939 Class A Peak/1//                       12,791,939 Class A          100%
                             2,809,331 Class B1 Peak/2//                       2,809,331 Class B1          100%
                             3,729,291 Class B2 Peak/3//                       3,729,291 Class B2          100%
                             43,142,803 Class C Peak/4//                       43,142,803 Class C          100%
                             21,626,250 Class D Peak/5//                       21,626,250 Class D          100%
                             86,505,000 Class E Peak/6//                       86,505,000 Class E          100%
                                    700 Class F Peak/7//                              700 Class F          100%
                            =============================    =============    ====================      ==========

/1//  Class A interest in Peak Healthcare, L.L.C.
/2//  Class B1 interest in Peak Healthcare, L.L.C.
/3//  Class B2 interest in Peak Healthcare, L.L.C.
/4//  Class C interest in Peak Healthcare, L.L.C.
/5//  Class D interest in Peak Healthcare, L.L.C.
/6//  Class E interest in Peak Healthcare, L.L.C.
/7//  Class F interest in Peak Healthcare, L.L.C.

                                  SCHEDULE B
                            OPERATING AGREEMENT OF
                           PEAK LIQUIDATING, L.L.C.

                            APPRAISAL INSTRUCTIONS
                            ----------------------

     In determining the fair market value of the Company's assets which are equity securities, the appraisers shall apply discounts for lack of marketability or minority ownership, if appropriate, but shall not apply any premiums for controlling ownership. The appraisers must employ a valuation method which considers the worth of the securities of the Operating Company in comparison to the price of shares being freely traded on a public market. Such valuation shall consider the extent to which the Operating Company's operations differ from those public firms, especially as they relate to size, growth, and profitability. The valuation shall consider factors such as revenues; net income; income before interest expense but after tax; cash flow; earnings before interest and taxes (EBIT); and earnings before interest, taxes, depreciation and amortization (EBITDA). The valuation will also consider working capital strength, debt, taxes and other relevant factors.

                                      B-1